UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

                        Date of Report: October 26, 2000

                             WILD OATS MARKETS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                      0-21577               84-1100630
(State or other jurisdiction of  Commission File Number     (I.R.S. Employer
incorporation or organization)                           Identification Number)

                               3375 Mitchell Lane
                             Boulder, Colorado 80301
          (Address of principal executive offices, including zip code)

                                 (303) 440-5220
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

On October 26, 2000 the Registrant issued the press releae attached as Exhibit
99.1 to this Current Report on Form 8-K announcing its third quarter operating results.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 99.1        Press Release


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 26th day of October, 2000.

                         Wild Oats Markets, Inc.

                         By  /s/ Mary Beth Lewis
                             Mary Beth Lewis
                             Vice President, Finance and Chief Financial Officer (Principal Financial and Accounting Officer)

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